UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 24, 2014

CASEY’S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa	50021
(Address of principal executive office)	(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

As previously announced, the Company has scheduled a conference call to discuss revisions for immaterial errors in previously issued financial statements resulting from certain unrecorded federal ethanol excise taxes on November 24, 2014 at 4:00 p.m. Central Time (5:00 p.m. Eastern Time).  During the conference call, the Company may provide certain financial information related to the quarter ended October 31, 2014.  A copy of the Company’s conference call script is filed herewith as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 2.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit accompanying this report is listed in the Exhibit Index attached hereto.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: November 24, 2014	By:	/s/ William J. Walljasper
Name: William J. Walljasper
Title: Senior Vice President and Chief Financial Officer

3

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Conference Call Script issued by Casey’s General Stores, Inc., dated November 24, 2014.

4